UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
 FORM 8-K/A
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2017
__________________________________________________________________________
FMC CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________________________________

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
__________________________________________________________________________

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note
On November 1, 2017, pursuant to the Transaction Agreement, dated as of March 31, 2017 (the “Transaction Agreement”), by and between E. I. du Pont de Nemours and Company, a Delaware corporation (“DuPont”) and FMC Corporation, a Delaware corporation (the “Company”), the Company acquired certain assets relating to the crop protection business and research and development organization of DuPont. Additionally, DuPont acquired certain assets relating to the Company’s Health and Nutrition business segment and received $1.2 billion in cash (collectively, the “Transactions”).

This Form 8-K/A amends the Form 8-K the Company filed on November 2, 2017 (the "Original Form 8-K") to include special purpose combined financial statements and pro forma financial information for the Transactions described in Items 9.01(a) and 9.01(b) below. Except as set forth herein, no other modifications have been made to the Original Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)    Special Purpose Combined Financial Statements of the Business Acquired

Unaudited Interim Special Purpose Combined Financial Statements of Net Assets Acquired as of June 30, 2017 and December 31, 2016 and Interim Special Purpose Combined Statements of Revenues and Direct Expenses for the six months ended June 30, 2017 and 2016 and Audited Special Purpose Combined Financial Statements of Net Assets Acquired as of December 31, 2016 and 2015 and Special Purpose Combined Statements of Revenues and Direct Expenses for the years ended December 31, 2016, 2015 and 2014 are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(b)    Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information related to the Transactions is filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i) Unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended June 30, 2017 and years ended December 31, 2016 and, 2015 and 2014.

(ii) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2017.

(d) Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditor
99.1	DuPont Crop Protection Business Special Purpose Combined Financial Statements as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016
99.2	DuPont Crop Protection Business Special Purpose Combined Financial Statements as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ PAUL W. GRAVES
Paul W. Graves Executive Vice President and Chief Financial Officer
Date: January 9, 2018